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                                                                    Exhibit 99.1
                                                                    ------------

                                 iVideoNow, Inc.
                        383 Inverness Parkway, Suite 100
                               Englewood, CO 80112


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the quarterly report of iVideoNow, Inc. (the "Company") on Form 10-QSB for the period ending September 30,2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kevin R. Keating, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







                             /s/  Kevin  R.  Keating
                             --------------------------------
                             Kevin  R.  Keating
                             President
                             iVideoNow,  Inc.

                             August 13, 2003



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